MDC PARTNERS INC. AND SUBSIDIARIES
 CONDENSED CONSOLIDATED BALANCE SHEETS
 PREPARED IN ACCORDANCE WITH U.S. GAAP
 (US$ '000's) (Unaudited)


                                                                                       as at
                                                      Dec. 31,      Mar. 31,     Jun. 30,    Sept. 31,    Dec. 31,    Mar. 31
                                                          2002          2003         2003         2003        2003       2004
                                                          ----          ----         ----         ----        ----       ----

         ASSETS


Current assets:
    Cash and cash equivalents                           32,250        27,648       41,682       46,760      66,726     59,158
    Accounts receivable, less allowance
      for doubtful accounts                             53,102        56,837       50,624       63,250      60,115     96,958
    Expenditures billable to clients                     7,193         7,875        7,650        7,573       7,422      8,294
    Inventories                                          7,005         7,020        5,814        5,464       6,795      7,851
    Prepaid expenses and other current assets            6,063         8,345        4,928        5,638       4,924      6,844
                                                     ----------   -----------   ----------    ---------   ---------  ---------
    Total Current Assets                               105,613       107,725      110,698      128,685     145,982    179,105

Fixed assets                                            47,591        49,523       36,618       39,074      42,025     46,543
Investment in affiliates                                18,144        19,340       56,437       35,667      36,084     19,579
Goodwill                                               154,562       149,648       60,362       82,926      87,479    129,917
Deferred tax benefits                                   19,778        20,458       13,695       12,926      12,580     10,097
Other assets                                             7,841        11,227        6,252        5,893       6,030      5,615
                                                     ----------   -----------   ----------    ---------   ---------  ---------
    Total assets                                       353,529       357,921      284,062      305,171     330,180    390,856
                                                     ==========   ===========   ==========    =========   =========  =========

   LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities
    Accounts payable                                    70,047        68,146       65,346       71,432      74,050    132,162
    Advance billings                                    10,810        15,927       13,511       14,864      13,391     26,869
    Current portion of long-term debt                    2,395         2,104        2,565        9,803      16,486     31,554
    Deferred acquisition consideration                  23,966        23,385        9,311        5,350       1,113      1,113
                                                     ----------   -----------   ----------    ---------   ---------  ---------
    Total current liabilities                          107,218       109,562       90,733      101,449     105,040    191,698

Long-term debt                                         149,044       151,250       79,552       72,724      95,946     52,543
Convertible notes                                       31,694        34,065       37,106       36,299      37,794     36,605
Other liabilities                                          245           633          611          583         516        483
Minority interests                                       9,824        10,209        9,554        2,534       2,533      1,195
                                                     ----------   -----------   ----------    ---------   ---------  ---------
    Total liabilities                                  298,025       305,719      217,556      213,589     241,829    282,524
                                                     ----------   -----------   ----------    ---------   ---------  ---------

Shareholders' equity
    Share capital                                       91,561        94,607       94,569      116,191     115,996    131,520
    Share capital to be issued                               0             0            0            0           0      3,909
    Contributed surplus                                      0             0            0        1,900       3,272      5,321
    Retained earnings (deficit)                        (44,744)      (43,857)     (21,070)     (20,374)    (25,148)   (26,166)
    Accumulated other comprehensive income (loss)        8,687         1,452       (6,993)      (6,135)     (5,769)    (6,252)
                                                     ----------   -----------   ----------    ---------   ---------  ---------
    Total shareholders' equity                          55,504        52,202       66,506       91,582      88,351    108,332
                                                     ----------   -----------   ----------    ---------   ---------  ---------

    Total liabilities and shareholders' equity         353,529       357,921      284,062      305,171     330,180    390,856
                                                     ==========  ===========   ===========  =========== ===========  =========


MDC PARTNERS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
PREPARED IN ACCORDANCE WITH U.S. GAAP
(US$ '000's) (Unaudited)



                                                                                                                         Three
                                                   Year            Three months ended                         Year      months
                                                  ended   ----------------------------------------------     ended       ended
                                               Dec. 31,    Mar. 31    Jun. 30,  Sept. 30,     Dec. 31,    Dec. 31,    Mar. 31,
                                                   2002       2003        2003       2003         2003        2003        2004
                                                   ----       ----        ----       ----         ----        ----        ----


Revenue
   Services                                     162,382     39,689      45,849     45,987       52,094      183,619     56,266
   Products                                     215,877     43,525      33,750     18,898       19,433      115,606     18,847
                                               ---------  ---------   ---------  ---------    ---------   ----------  ---------

                                                378,259     83,214      79,599     64,885       71,527      299,225     75,113
                                               ---------  ---------   ---------  ---------    ---------   ----------  ---------

Operating expenses
   Cost of products sold                         98,488     18,729      15,620     12,073       11,156       57,578     11,567
   Salary and related costs                     107,319     27,139      27,666     25,698       28,191      108,694     36,768
   Office and general expenses                  120,934     28,362      30,165     21,662       26,180      106,369     29,115
   Depreciation and amortization                 14,243      3,365       3,310      2,465        2,483       11,623      2,343
                                               ---------  ---------   ---------  ---------    ---------   ----------  ---------

                                                340,984     77,595      76,761     61,898       68,010      284,264     79,793
                                               ---------  ---------  ---------- ----------  -----------  ----------- ----------

Operating profit (loss)                          37,275      5,619       2,838      2,987        3,517       14,961     (4,680)
                                               ---------  ---------  ---------- ----------  -----------  ----------- ----------

Other income (expenses)
   Gain on sale of assets                       108,985          0      48,594      1,842        1,238       51,674      7,165
   Write-down of capital and other assets        (3,391)         0      (8,126)         0       (3,085)     (11,211)         0
   Goodwill charges                             (72,522)         0     (10,012)         0            0      (10,012)         0
   Costs incurred on postponed income
      trust offering                             (5,097)         0           0          0            0            0          0
   Unrealized foreign exchange gain               4,380          0           0          0            0            0          0
   Unrealized derivative gain                     4,437          0           0          0            0            0          0
   Amortization of finance charges                 (336)         0           0          0            0            0          0
   Interest expense                             (19,945)    (4,326)     (4,936)    (2,321)      (2,543)     (14,126)    (2,313)
   Interest income                                  531         93          78        495          271          937        420
                                               ---------  ---------  ---------- ----------  -----------  ----------- ----------

                                                 17,042     (4,233)     25,598         16       (4,119)      17,262      5,272
                                               ---------  ---------  ---------- ----------  -----------  ----------- ----------

Income (loss) before income taxes, equity
   in affiliates and minority interests          54,317      1,386      28,436      3,003         (602)      32,223        592

Income taxes (recovery)                          15,475        (21)      6,012     (1,221)        (127)       4,643      1,753
                                               ---------  ---------  ---------- ----------  -----------  ----------- ----------

Income (loss) before equity in affiliates
  and minority interests                         38,842      1,407      22,424      4,224         (475)      27,580     (1,161)

Equity in affiliates                              1,700        498         724        530          864        2,616      1,446
Minority interests                               (6,959)    (1,018)       (361)    (1,596)      (2,094)      (5,069)    (1,303)
                                               ---------  ---------  ---------- ----------  -----------  ----------- ----------
Net income (loss)                                33,583        887      22,787      3,158       (1,705)      25,127     (1,018)
                                               =========  =========  ========== ==========  ===========  =========== ==========


Earnings (loss) per common share

   Basic - Net income (loss)                       1.99       0.05        1.35       0.17        (0.09)        1.41      (0.05)
                                               =========  =========  ========== ==========  ===========  =========== ==========
   Diluted - Net income (loss)                     1.38       0.05        0.99       0.15        (0.09)        1.15      (0.05)
                                               =========  =========  ========== ==========  ===========  =========== ==========


MDC PARTNERS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
PREPARED IN ACCORDANCE WITH U.S. GAAP
(US$ '000's) (Unaudited)


                                                                                                                         Three
                                                   Year            Three months ended                         Year      months
                                                  ended   ----------------------------------------------     ended       ended
                                               Dec. 31,    Mar. 31    Jun. 30,  Sept. 30,     Dec. 31,    Dec. 31,    Mar. 31,
                                                   2002       2003        2003       2003         2003        2003        2004
                                                   ----       ----        ----       ----         ----        ----        ----


Cash flows from operating activities
  Net income (loss)                              33,583       887       22,787      3,158     (1,705)       25,127      (1,018)
  Adjustments for non-cash items:
     Earnings of affiliates, net
       of distributions                             139    (1,094)      (1,432)        69       (399)       (2,856)        581
     Depreciation and amortization               14,579     3,365        3,310      2,465      2,483        11,623       2,343
     Gain on sale of assets                    (108,985)        0      (48,594)    (1,842)    (1,238)      (51,674)     (7,165)
     Writedown of capital and other assets        3,391         0        8,126          0      3,085        11,211           0
     Other charges paid                          (3,545)        0            0          0          0             0           0
     Unrealized foreign exchange gain            (4,380)        0            0          0          0             0           0
     Goodwill writedown                          72,522         0       10,012          0          0        10,012           0
     Unrealized derivative gain                  (4,437)        0            0          0          0             0           0
     Stock-based compensation                         0         0          769      1,397      3,308         5,474       5,922
     Deferred income taxes                       15,450       134        5,037       (573)       544         5,142       2,407
     Non-cash interest expense                    3,368       954        1,110      1,344      1,149         4,557           0
     Minority interest and other                   (129)     (151)        (692)      (364)       (20)       (1,227)        (75)
     Changes in non-cash working capital         (2,324)   (4,128)       4,326     (5,825)     4,489        (1,138)     (4,732)
                                             ---------------------------------------------  ----------   ----------   ---------

          Net cash from (used in)
            operating activities                 19,232       (33)       4,759       (171)    11,696        16,251      (1,737)
                                             ---------------------------------------------  ----------   ----------   ---------

Cash flows from investing activities
     Proceeds on dispositions
       (acquisitions), net                      161,302    (1,115)      84,589     12,386     (8,753)       87,107           3
     Capital asset expenditures                  (7,834)   (2,267)      (5,276)    (5,375)    (3,801)      (16,719)     (3,141)
     Other assets, net                           (1,505)     (179)       2,995      1,117        608         4,541         115
                                             ---------------------------------------------  ----------   ----------   ---------

          Net cash from (used in)
            investing activities                151,963    (3,561)      82,308      8,128    (11,946)       74,929      (3,023)
                                             ---------------------------------------------  ----------   ----------   ---------

Cash flows from financing activities
     Proceeds on issuance of long-term debt       5,955       159       11,280          0     26,033        37,472           0
     Repayment of long-term debt               (186,939)   (1,884)     (85,678)      (493)    (1,037)      (89,092)     (2,188)
     Issuance of share capital                        0         0            0      1,652      1,379         3,031       2,043
     Purchase of share capital                        0         0            0     (6,343)    (7,319)      (13,662)     (1,470)
                                             ---------------------------------------------  ----------   ----------   ---------

          Net cash used in financing
            activities                         (180,984)   (1,725)     (74,398)    (5,184)    19,056       (62,251)     (1,615)
                                             ---------------------------------------------  ----------   ----------   ---------

Effect of exchange rate changes on
  cash and cash equivalents                       6,092       717        1,365      2,305      1,160         5,547      (1,193)
                                             ---------------------------------------------  ----------   ----------   ---------

   Net increase (decrease) in
     cash and cash equivalents                   (3,697)   (4,602)      14,034      5,078     19,966        34,476      (7,568)

Cash and cash equivalents at
  beginning of period                            35,947    32,250       27,648     41,682     46,760        32,250      66,726
                                             ---------------------------------------------  ----------   ----------   ---------

Cash and cash equivalents at
  end of period                                  32,250    27,648       41,682     46,760     66,726        66,726      59,158
                                             =============================================  ==========   ==========   =========


MDC PARTNERS INC. AND SUBSIDIARIES
COMBINED STATEMENT OF OPERATIONS
(US$ '000's) (Unaudited)



                                             Year            Three months ended                         Year     Three months
                                            ended   ----------------------------------------------     ended            ended
                                         Dec. 31,    Mar. 31    Jun. 30,  Sept. 30,     Dec. 31,    Dec. 31,         Mar. 31,
                                             2002       2003        2003       2003         2003        2003             2004
                                             ----       ----        ----       ----         ----        ----             ----


Revenue
   Services                                 182,783     45,290     52,548      52,524      60,177      210,539         66,779
   Products                                 214,877     43,525     33,750      18,898      19,433      115,606         18,847
                                            --------  --------- ----------   ---------   ---------   ----------     ----------

                                            397,660     88,815     86,298      71,422      79,610      326,145         85,626
                                            --------  --------- ----------   ---------   ---------   ----------     ----------

Operating expenses
   Cost of products sold                     98,488     18,729     15,620      12,073      11,156       57,578         11,567
   Salary and related costs                 116,588     30,015     30,609      28,802      31,844      121,270         40,807
   Office and general expenses              124,998     29,409     31,450      23,315      27,967      112,141         30,656
   Depreciation and amortization             14,795      3,445      3,433       2,614       2,647       12,139          2,519
                                            --------  --------- ----------   ---------   ---------   ----------     ----------

                                            354,869     81,598     81,112      66,804      73,614      303,128         85,549
                                            --------  --------- ----------   ---------   ---------   ----------     ----------

Operating profit (loss)                      42,791      7,217      5,186       4,618       5,996       23,017             77
                                            --------  --------- ----------   ---------   ---------   ----------     ----------

Other income (expenses)
   Gain on sale of assets                   108,985          0     48,594       1,842       1,238       51,674          7,165
   Write-down of capital and other assets    (3,391)         0     (8,126)          0      (3,085)     (11,211)             0
   Goodwill charges                         (72,522)         0    (10,012)          0           0      (10,012)             0
   Costs incurred on postponed
     income trust offering                   (5,097)         0          0           0           0            0              0
   Unrealized foreign exchange gain           4,380          0          0           0           0            0              0
   Unrealized derivative gain                 4,437          0          0           0           0            0              0
   Amortization of finance charges             (336)         0          0           0           0            0              0
   Interest expense                         (19,948)    (4,326)    (4,936)     (2,321)     (2,624)     (14,207)        (2,355)
   Interest income                              580        126         97         495         291        1,009            420
                                            --------  --------- ----------   ---------   ---------   ----------     ----------

                                             17,088     (4,200)    25,617          16      (4,180)      17,253          5,230
                                            --------  --------- ----------   ---------   ---------   ----------     ----------

Income before income taxes and
  minority interests                         59,879      3,017     30,803       4,634       1,816       40,270          5,307

Income taxes (recovery)                      16,501        280      6,448        (875)        417        6,270          2,622
                                            --------  --------- ----------   ---------   ---------   ----------     ----------

Income (loss) before minority interests      43,378      2,737     24,355       5,509       1,399       34,000          2,685

Minority interests                           (9,795)    (1,850)    (1,568)     (2,351)     (3,104)      (8,873)        (3,703)
                                            --------  --------- ----------   ---------   ---------   ----------     ----------

Net income (loss)                            33,583        887     22,787       3,158      (1,705)      25,127         (1,018)
                                            --------  --------- ----------   ---------   ---------   ----------     ----------

Earnings (loss) per common share

   Basic - Net income (loss)                   1.99       0.05       1.35        0.17       (0.09)        1.41          (0.05)
                                            --------  --------- ----------   ---------   ---------   ----------     ----------
   Diluted - Net income (loss)                 1.38       0.05       0.99        0.15       (0.09)        1.15          (0.05)
                                            --------  --------- ----------   ---------   ---------   ----------     ----------

Many of the Company's marketing communications businesses have significant other interestholders and in some cases, the
Company operates the business as a joint venture with these other interestholders. The Company's management oversees the businesses as active managers rather than as a passive investor, reviewing all aspects of their operations with the management of these businesses, regardless of the Company's ownership interest. Management believes the presentation of the whole of the business also provides readers with a complete view of the elements of all operations that significantly affect the Marketing Communications reportable segment's profitability. Crispin Porter + Bogusky LLC, ("CPB"), owned 49% by the
Company and operated in joint venture with the other interestholders, is required to be equity accounted for under U.S. GAAP.
The Combined statements of operations includes the results of the whole of CPB.


MDC PARTNERS INC. AND SUBSIDIARIES
SEGMENTED INFORMATION - MARKETING COMMUNICATIONS
(US$ '000's) (Unaudited)


                                                                                                                   Three
                                             Year            Three months ended                        Year       months
                                            ended   ---------------------------------------------     ended        ended
                                         Dec. 31,    Mar. 31    Jun. 30,  Sept. 30,     Dec. 31,   Dec. 31,     Mar. 31,
                                             2002       2003        2003       2003         2003       2003         2004
                                             ----       ----        ----       ----         ----       ----         ----


Revenue                                  162,234      39,391    44,895        44,806     50,977      180,069      55,919
                                        --------- ----------- ---------  ------------  ---------  -----------  ----------

Operating expenses
   Salary and related costs               76,046      20,005    20,580        20,250     21,300       82,135      25,976
   General and other operating costs      67,450      15,570    18,462        17,919     21,864       73,815      25,213
   Depreciation and amortization           7,325       1,853     1,925         1,925      1,971        7,674       1,618
                                        --------- ----------- ---------  ------------  ---------  -----------  ----------
                                         150,821      37,428    40,967        40,094     45,135      163,624      52,807
                                        --------- ----------- ---------  ------------  ---------  -----------  ----------

Operating profit (loss)                   11,413       1,963     3,928         4,712      5,842       16,445       3,112
                                        ========= =========== =========  ============  =========  ===========  ==========

Minority interests expense                 3,927       1,011     1,553         1,455      2,094        6,113       1,303
                                        ========= =========== =========  ============  =========  ===========  ==========


MDC PARTNERS INC. AND SUBSIDIARIES
SEGMENTED INFORMATION - COMBINED MARKETING COMMUNICATIONS
(US$ '000's) (Unaudited)

                                                                                                                     Three
                                             Year            Three months ended                           Year      months
                                            ended   ----------------------------------------------       ended       ended
                                         Dec. 31,    Mar. 31    Jun. 30,  Sept. 30,    Dec. 31,       Dec. 31,    Mar. 31,
                                             2002       2003        2003       2003        2003           2003        2004
                                             ----       ----        ----       ----        ----           ----        ----


Revenue                                 181,635      44,992    51,594        51,343     59,060          206,989     66,432
                                        -------- ----------- ---------  ------------  ---------      -----------  --------

Operating expenses
   Salary and related costs              85,315      22,881    23,523        23,354     24,953           94,711     30,015
   General and other operating costs     71,514      16,617    19,747        19,572     23,651           79,587     26,754
   Depreciation and amortization          7,877       1,933     2,048         2,074      2,135            8,190      1,794
                                        -------- ----------- ---------  ------------  ---------      -----------  ---------
                                        164,706      41,431    45,318        45,000     50,739          182,488     58,563
                                        -------- ----------- ---------  ------------  ---------      -----------  ---------

Operating profit (loss)                  16,929       3,561     6,276         6,343      8,321           24,501      7,869
                                        ======== =========== =========  ============  =========      ===========  =========

Minority interests expense                6,763       1,843     2,760         2,210      3,104            9,917      3,703
                                        ======== =========== =========  ============  =========      ===========  =========

Many of the Company's marketing communications businesses have significant other interestholders and in some cases, the
Company operates the business as a joint venture with these other interestholders. The Company's management oversees the businesses as active managers rather than as a passive investor, reviewing all aspects of their operations with the management of these businesses, regardless of the Company's ownership interest. Management believes the presentation of the whole of the business also provides readers with a complete view of the elements of all operations that significantly affect the Marketing Communications reportable segment's profitability. Crispin Porter + Bogusky LLC, ("CPB"), owned 49% by the
Company and operated in joint venture with the other interestholders, is required to be equity accounted for under U.S. GAAP.
The Combined marketing communications includes the results of the whole of CPB.


MDC PARTNERS INC. AND SUBSIDIARIES
SEGMENTED INFORMATION - SECURE PRODUCTS INTERNATIONAL
(US$ '000's) (Unaudited)


                                                                                                                    Three
                                             Year            Three months ended                           Year     months
                                            ended   ----------------------------------------------       ended      ended
                                         Dec. 31,    Mar. 31    Jun. 30,  Sept. 30,    Dec. 31,       Dec. 31,   Mar. 31,
                                             2002       2003        2003       2003        2003           2003       2004
                                             ----       ----        ----       ----        ----           ----       ----


Revenue                                 209,100      43,525      33,750    18,898         19,433        115,606    18,847
                                       ---------  ----------   ---------  --------  -------------  -------------  --------

Operating expenses
   Cost of products sold                 95,233      18,729      15,620    12,073         11,156         57,578    11,567
   Salary and related costs              28,781       6,083       5,683     3,069          2,802         17,637     3,476
   General and other operating costs     48,358      12,050      10,469     2,548          2,302         27,369     2,401
   Depreciation and amortization          5,556       1,174       1,081       359            448          3,062       675
                                       ---------  ----------   ---------  --------  -------------  -------------  --------
                                        177,928      38,036      32,853    18,049         16,708        105,646    18,119
                                       ---------  ----------   ---------  --------  -------------  -------------  --------

Operating profit (loss)                  31,172       5,489         897       849          2,725          9,960       728
                                       =========  ==========   =========  ========  =============  =============  ========

Minority interests expense                2,379         (11)     (1,539)       14              0         (1,536)        0
                                       =========  ==========   =========  ========  =============  =============  ========



MDC PARTNERS INC. AND SUBSIDIARIES
SEGMENTED INFORMATION - CORPORATE AND OTHER
(US$ '000's) (Unaudited)


                                                                                                                    Three
                                             Year              Three months ended                         Year     months
                                            ended   ----------------------------------------------       ended      ended
                                         Dec. 31,    Mar. 31    Jun. 30,  Sept. 30,    Dec. 31,       Dec. 31,   Mar. 31,
                                             2002       2003        2003       2003        2003           2003       2004
                                             ----       ----        ----       ----        ----           ----       ----


Revenue                                    6,925         298         954      1,181      1,117          3,550         347
                                         ---------   ---------    --------   --------   --------      --------    --------

Operating expenses
  Salary and related costs*                2,492       1,051       1,403      2,379      4,089          8,922       7,316
  General and other operating costs        5,126         742       1,234      1,195      2,014          5,185       1,501
  Depreciation and amortization            1,362         338         304        181         64            887          50
                                         ---------   ---------    --------   --------   --------      --------    --------
                                           8,980       2,131       2,941      3,755      6,167         14,994       8,867
                                         ---------   ---------    --------   --------   --------      --------    --------

Operating profit (loss)                   (2,055)     (1,833)     (1,987)    (2,574)    (5,050)       (11,444)     (8,520)
                                         =========   =========    ========   ========   ========      ========     ========

Minority interests expense                   653          18         347        127          0            492           0
                                         =========   =========    ========   ========   ========      ========     ========

* Includes stock-based compensation of         0           0         769      1,397      3,308          5,474       5,922
                                         =========   =========    ========   ========   ========      ========     ========
